UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

INPHI CORPORATION
(Exact name of registrant as specified in its charter)

001-34942
(Commission File Number)
Delaware	77-0557980
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

110 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 217-7300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IPHI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On January 10, 2020, Inphi Corporation (the "Company") completed its acquisition of eSilicon Corporation.  The Company previously filed the historical and pro forma financial information required under Regulation S-X with respect to the eSilicon acquisition in a Form 8-K/A on March 23, 2020.  The Company is filing this Current Report on Form 8-K to provide updated financial information as set forth under Item 9.01 below.

Item 9.01          Financial Statements and Exhibits.

The unaudited condensed consolidated financial statements of eSilicon Corporation as of December 31, 2019 and for the nine months ended December 31, 2019 and 2018, and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited condensed consolidated financial statements of eSilicon Corporation as of December 31, 2019 and for the nine months ended December 31, 2019 and 2018, and the notes related thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2020

INPHI CORPORATION

By:	/s/ John Edmunds
John Edmunds
Chief Financial Officer and Chief Accounting Officer